Nature of Operations and Summary of Significant Accounting Policies (Summary Of Depreciation, Depletion And Amortization) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Nature Of Operations And Summary Of Significant Accounting Policies [Abstract]
Cost of Sales	$ 11,300,000	$ 11,000,000	$ 10,900,000
Selling, General and Administrative	400,000	300,000	300,000
Other, net	300,000	400,000	500,000
Total	$ 12,000,952	$ 11,677,640	$ 11,742,667